UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2010

Marshall Edwards, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50484	51-0407811
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 101, San Diego, California 92130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 792-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Entry into Asset Purchase Agreement and Voting Agreement

On December 21, 2010, Marshall Edwards, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Novogen Limited (“Novogen”) and Novogen Research Pty Limited, a wholly-owned subsidiary of Novogen (the “Seller”), pursuant to which the Company agreed to acquire from Seller certain assets used in or generated under or in connection with the discovery, development, manufacture and marketing of intellectual property and products based on the field of isoflavonoid technology and on compounds known as isoflavones, including those related to the drug candidates Phenoxodiol, Triphendiol, NV-143 and NV-128 (the “Isoflavone-related Assets”). As consideration for the Isoflavone-related Assets, the Company will issue to Novogen, in a transaction exempt from the registration requirements of the U.S. Securities Act of 1933, as amended, pursuant to Section 4(2) thereof, 1,000 shares of the Company’s newly designated Series A Convertible Preferred Stock, par value $0.01 per share (the “Convertible Preferred Stock”), and will assume all liabilities relating to the Isoflavone-related Assets arising with respect to the period commencing after the consummation of the Asset Purchase. The transactions contemplated by the Asset Purchase Agreement are collectively referred to in this report as the “Asset Purchase.” As of December 20, 2010, Novogen held 5,240,829 shares of the Company’s common stock, par value $0.00000002 per share (the “Common Stock”), representing approximately 71.3% of the outstanding shares of the Company’s Common Stock.

Each of the parties to the Asset Purchase Agreement has made customary representations, warranties and covenants in the Asset Purchase Agreement, including covenants by the Seller and Novogen not to dispose of or otherwise encumber the assets to be sold to the Company. The Company and Novogen each agreed to indemnify the other for certain losses arising out of breaches of representations and warranties, covenants and other specified matters.

Consummation of the Asset Purchase is subject to customary conditions, including approval of the stockholders of the Company and the stockholders of Novogen and the absence of any law, order or injunction prohibiting the Asset Purchase. The approval of both (i) the holders of a majority of the outstanding shares of the Common Stock entitled to vote and (ii) the holders of a majority of the outstanding shares of the Company’s Common Stock, other than shares held by Novogen, entitled to vote will be required to approve the Asset Purchase by the Company. Immediately after the execution of the Asset Purchase Agreement, pursuant to the terms of a voting agreement (the “Voting Agreement”), dated as of December 21, 2010, entered into by and between the Company and Novogen, Novogen, in its capacity as majority stockholder of the Company, executed a written consent approving the Asset Purchase Agreement and the transactions contemplated by the Asset Purchase Agreement, including the issuance of the Convertible Preferred Stock. In addition to this approval, the Asset Purchase cannot be completed without the approval of the holders of a majority of the shares of the Company’s common stock, other than shares held by Novogen, entitled to vote and the approval of the stockholders of Novogen.

The Asset Purchase Agreement, and the transactions contemplated by the Asset Purchase Agreement, have been approved by the board of directors of the Company (with Philip Johnston abstaining from such board decision), upon the unanimous recommendation of a Special Committee of the Company’s board of directors consisting exclusively of independent directors of the Company, and by the board of directors of Novogen upon the unanimous recommendation of a Special Committee of Novogen board of directors consisting exclusively of independent directors of Novogen.

Description of Convertible Preferred Stock

Each share of the Convertible Preferred Stock issuable pursuant to the Asset Purchase Agreement will be convertible, without the payment of additional consideration by the holder thereof, into 4,827 shares of Common Stock. In the event a Phase II clinical trial involving any of the isoflavone technology acquired by the Company pursuant to the Asset Purchase Agreement has achieved a statistically significant result (p=0.05 or less) or a first patient is enrolled in a Phase III clinical trial involving the such technology, whichever is earlier, each share of the Convertible Preferred Stock not already converted may be converted into 9,654 shares of Common Stock.

The Company will have an option to purchase, in a single transaction, all of the unconverted Convertible Preferred Stock for an aggregate exercise price of $12,000,000 in cash for all of the Convertible Preferred Stock and, where a portion of the Convertible Preferred Stock has been converted, the exercise price shall be pro-rated. Upon the earlier of (i) the fifth anniversary of the closing of the Asset Purchase and (ii) a “change in control”, as defined in the Asset Purchase Agreement, of Novogen, all unconverted Convertible Preferred Stock will automatically convert into Common Stock in accordance with the applicable conversion ratio.

Without the prior written consent of the Company, Novogen will not be permitted, directly or indirectly, to transfer, sell, assign, pledge, lend, convey, hypothecate or otherwise encumber or dispose (“Transfer”) of any Convertible Preferred Stock. In addition, until June 30, 2011, without the prior written consent of the Company, Novogen will not be permitted, directly or indirectly, to Transfer any shares of the Common Stock issued to Novogen upon conversion of the Convertible Preferred Stock.

Holders of the Convertible Preferred Stock will not be entitled to receive any dividend or other similar distributions, except in the event that the Company’s board of directors or any duly authorized committee thereof declares and authorizes a special dividend or distribution on any shares of Convertible Preferred Stock.

Holders of the Convertible Preferred Stock will not be entitled to vote any shares of Convertible Preferred Stock. The holders of the Convertible Preferred Stock will not have any rights of preemption, except as the Company may otherwise agree in writing.

Termination of License Agreements

Pursuant to the Asset Purchase Agreement, the parties have agreed to terminate, effective upon consummation of the Asset Purchase, each of the following agreements, along with any other agreements relating thereto, with respect to the Isoflavone-related Assets:

•

September 2003 license agreement between the Company’s wholly-owned subsidiary Marshall Edwards Pty Limited (“MEPL”) and the Seller pursuant to which Seller granted MEPL a world-wide, non-transferable license under its patents and patent applications and in its licensed know-how to conduct clinical trials and commercialize and distribute certain phenoxodiol products (the “Phenoxodiol License Agreement”);

•

September 2003 amended and restated services agreement by and among Novogen, the Company and MEPL (the “Services Agreement”) pursuant to which Novogen agreed to provide a range of services to the Company, or ensure that its subsidiaries provide those services;

•

May 2006 license agreement between MEPL and the Seller pursuant to which the Seller granted MEPL a world-wide, non-transferable license under its patents and patent applications and in its licensed know-how to conduct clinical trials and commercialize and distribute certain products based on two oncology compounds known as NV-196 and NV-143 (the “NV-196 and NV-143 License Agreement”); and

•

August 2009 license agreement between MEPL and the Seller pursuant to which the Seller granted MEPL an exclusive, worldwide, non-transferable license under its patents and patent applications and in the intellectual property rights related to its know how to conduct clinical trials, commercialize and distribute a compound known as NV-128 (the “NV-128 License Agreement”).

The foregoing summary of the Asset Purchase Agreement, the Voting Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the full text of such agreements, including the Form of Certificate of Designation attached to the Asset Purchase Agreement setting forth the terms of the Convertible Preferred Stock, copies of which are filed as Exhibits 2.1 and 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Asset Purchase Agreement has been filed with this Current Report on Form 8-K to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Asset Purchase Agreement were made only for purposes of such Asset Purchase Agreement and as of specific dates, were solely for the benefit of the parties to the Asset Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Asset Purchase Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Asset Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Novogen or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 1.02	Termination of a Material Definitive Agreement.

The information presented above under Item 1.01 is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information presented above under Item 1.01 is incorporated by reference herein.

Item 8.01	Other Events.

On December 22, 2010, the Company issued a press release relating to the Asset Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.2.

Important Information for Investors and Stockholders

This report does not constitute an offer to sell or the solicitation of an offer to buy securities or a solicitation of any vote or approval. In connection with the proposed transaction, the Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will contain a joint proxy statement of the Company and Novogen that also constitutes a prospectus of the Company. The Company and Novogen may also file other documents with the SEC regarding the proposed transaction. BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT

INFORMATION, STOCKHOLDERS OF THE COMPANY AND NOVOGEN ARE URGED TO READ THEM CAREFULLY, IF AND WHEN THEY BECOME AVAILABLE. When filed with the SEC, the joint proxy statement/prospectus and related materials will be available free of charge (along with any other documents and reports filed by the Company or Novogen with the SEC) at the SEC’s website, www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at www.marshalledwardsinc.com or by contacting the Company’s Investor Relations Department at 858-792-3729 or by email at pete.despain@marshalledwardsinc.com. Copies of the documents filed with the SEC by Novogen will be available free of charge on Novogen’s internet website at www.novogen.com or by contacting Novogen’s Investor Relations Department at + 612-9878-0088 or by email at australia@novogen.com.

The Company, Novogen and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Novogen and the Company in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction will be included in the joint proxy statement/prospectus described above. Additional information regarding the directors and executive officers of the Company is included in the Company’s Annual Report on Form 10-K/A for the year ended June 30, 2010, which was filed with the SEC on October 28, 2010 and is available free of charge at the SEC’s website, www.sec.gov. Additional information regarding the directors and executive officers of Novogen is included in Novogen’s Annual Report on Form 20-F for the year ended June 30, 2010, which was filed with the SEC on December 13, 2010 and is available free of charge at the SEC’s website, www.sec.gov. Stockholders may obtain additional information regarding the proposed transaction by reading the joint proxy statement/prospectus described above and the related materials relating to the proposed transaction, if and when they become available.

Forward-Looking Statements

The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to the Company and the Isoflavone-related Assets. All statements other than statements of historical facts contained in this report, including statements regarding the future financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements. These forward-looking statements are largely based on current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions relating to the proposed Asset Purchase and the relationship between the various entities, including the risk that the expected benefits from the Asset Purchase may not be fully realized within the expected time frames or at all; that changes in both the Company’s and Novogen’s businesses during the period between now and the completion of the Asset Purchase may have an adverse impact on the Isoflavone-related Assets, the Company and/or Novogen; that the Isoflavone-related Assets will not be integrated successfully with the Company’s businesses or such integration may be more difficult, time-consuming or costly than expected; the ability of the parties to obtain all necessary approvals for the proposed transaction or the failure to consummate, or a delay in consummating, the transaction for other reasons; and other factors, including those that are discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended June 30, 2010, filed with the SEC on August 30, 2010, as amended on October 28, 2010.

The Company believes that all forward-looking statements are based upon reasonable assumptions when made. However, it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and, accordingly, undue reliance should be placed on these statements. Forward-looking statements speak only as of the date when made, and the Company undertakes no obligation to update these statements in light of subsequent events or developments.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of December 21, 2010, between Marshall Edwards, Inc., Novogen Limited and Novogen Research Pty Limited (including Exhibit A - Form of Certificate of Designation of Series A Convertible Preferred Stock of Marshall Edwards, Inc.).

99.1	Voting Agreement, dated as of December 21, 2010, between Marshall Edwards, Inc. and Novogen Limited.

99.2	Press Release, dated December 21, 2010, relating to the Asset Purchase Agreement.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSHALL EDWARDS, INC.

By:	/S/ DANIEL P. GOLD
Daniel P. Gold
Chief Executive Officer

Dated: December 22, 2010

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of December 21, 2010, between Marshall Edwards, Inc., Novogen Limited and Novogen Research Pty Limited (including Exhibit A – Form of Certificate of Designation of Series A Convertible Preferred Stock of Marshall Edwards, Inc.).

99.1	Voting Agreement, dated as of December 21, 2010, between Marshall Edwards, Inc. and Novogen Limited.

99.2	Press Release, dated December 21, 2010, relating to the Asset Purchase Agreement.